Exhibit 10.9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NANTONG CELLULOSE - RAYONIER

CELLULOSE SPECIALTIES AGREEMENT

Rayonier Performance Fibers, LLC (“Rayonier”) with a business address at 4470 Savannah Highway, Jesup, Georgia, 31545 agrees to sell and Nantong Cellulose Fibers Co., Ltd. (“Buyer”) with a business address at 27, East Zhong Xiu Road, Nantong, Jiangsu Province 226008, China, agrees to purchase the Product(s) described below, subject to the terms and conditions stated in this Cellulose Specialties Agreement (“Agreement”).

(1)	TERM: The term of this Agreement shall be from January 1, 2012 to December 31, 2014.

(2)	PRODUCTS: *** and any other mutually agreed-upon grades of chemical cellulose.

(3)	QUANTITY AND DELIVERIES:

(a) Buyer shall purchase and Rayonier shall sell the following annual quantities:

2012 ***

2013 ***

2014 ***

(b) The specific quantities, grades, delivery dates, and terms of each individual shipment shall be set forth in Rayonier’s Pulp Sales Contract applicable to such shipment.

(c) *** of each year Buyer may request that the volume for the coming year be greater than that shown in (a) above. Rayonier will accept a volume increase of up to ***% above the ***. Any additional volume requested in excess of ***% will be negotiated and subject to the signed written agreement of Rayonier and Buyer.

(4)	PRICE AND TERMS:

(a) Payment terms shall be ***.

(b) The delivered price minus *** during the term of this Agreement shall be equal to the sum of: ***.

(5)	***

(6)	***

(7)	***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(8)	AUDIT RIGHTS: Buyer shall have reasonable audit rights regarding the calculation of Price. Specifically, Buyer may inspect Rayonier’s records (via a mutually agreed-upon accounting firm, such agreement upon the accounting firm shall not to be unreasonably withheld or delayed) to verify the Price. The accounting firm making such inspection shall be required to sign a reasonable confidentiality agreement provided by Rayonier and shall report only that Rayonier is in compliance with the pricing mechanism, and if not, the amount of such discrepancy in price. Upon receipt by Rayonier of a report showing such discrepancy, Rayonier shall revise the applicable price charged to Buyer so that such discrepancy no longer exists. Buyer shall be solely responsible for all expenses associated with such audit, provided, however, that in the event the accounting firm determines there is a discrepancy in Rayonier’s calculation of the Price for any year, and if the aggregate price for all Product shipped to Buyer during such year exceeds *** of the aggregate price for said Product as determined by the accounting firm for said years, Rayonier shall be responsible for the accounting firm’s expenses associated with the audit for such period. Audit rights under this Article shall be limited to one (1) audit per calendar year, and such audits may only be requested during the first three (3) months of the calendar year following the year for which the audit is intended, and the audit report must be delivered within six (6) months of the day the audit request is delivered. Any failure to deliver a request for an audit, or to deliver an audit report, within these time constraints shall constitute a waiver of such an audit.

(9)	ASSIGNMENT: This Agreement shall not be assigned in whole or part without the express written consent of the other party, except that either party may assign its interest to a subsidiary or other affiliated company wholly owned by such assigning party or its affiliate.

(10)	CONSTRUCTION OF AGREEMENT: This Agreement, and all sales of chemical cellulose made pursuant hereto, are subject to the General Terms of Sale set forth in Exhibit A, all of which are included herein and by reference made a part hereof. The parties anticipate that either Nantong or Rayonier may employ as an administrative matter purchase orders, order confirmations, contracts of sale or other forms which incorporate other provisions which by their terms purport to apply to a sale hereunder. The parties expressly stipulate that only this Agreement shall govern, and that no provisions in any such form, other than terms which are consistent with this Agreement and which identify a specific shipment, shall apply to any sale pursuant hereto. This Agreement may be altered or added to only by express agreement in writing signed by Nantong Cellulose Fibers Co., Ltd. and Rayonier, and no such agreement shall be implied by any act of shipment or acceptance of chemical cellulose. This Agreement may be made in duplicate in English and one or more other languages, in the event of a conflict between the English language text and a duplicate translation, the English language text shall govern.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Executed in duplicate this             day of             , 2010.

NANTONG CELLULOSE FIBERS CO., LTD		RAYONIER PERFORMANCE FIBERS, LLC

/s/ Liu Jingru		/s/ Lee M. Thomas

Name: Liu Jingru		Name:	Lee M. Thomas
Title: Chairman, Board of Directors		Title:	Chairman, and Chief Executive Office

Dated:	2011/11/3		Dated:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A to Cellulose Specialties Agreement

Rayonier

GENERAL TERMS OF SALE

*** TITLE; DEFINITION OF “PORT OF ENTRY:” ***

*** WEIGHT: In case of Cellulose “Ton” means “Metric Ton” 1,000 kgs. on an airdry basis (i.e., 90% bone-dry Cellulose by weight and 10% moisture) and usual packaging materials.

*** SHIPPING COST AND TAXES: ***

*** QUANTITY: A maximum margin of l0%, more or less, on the quantities shipped is to be allowed for convenience of arranging freighting.

*** CLAIMS: ***

*** TESTS: ***

*** SELLER’S LIABILITY: Seller warrants that the Cellulose shall comply with the description set out in the ***, BUT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Seller’s liability hereunder shall in any case be limited to not exceed the purchase price of the particular delivery giving rise to a claim by the Buyer. Seller shall not be liable for any special, incidental, indirect, punitive or consequential damages, including, but not limited to, loss of use, or loss of profit, breach of contract between Buyer and any third party, negligence or any other cause of action, nor for cost of litigation related thereto.

*** CONTINGENCIES: ***

*** SOURCE OF SHIPMENT: ***

*** DEFAULTS: ***

*** ASSIGNMENT: ***

*** SEVERABILITY: If any provision herein is or becomes invalid or illegal in whole or in part, such provision shall be deemed amended, as nearly as possible, to be consistent with the intent expressed herein, in the Agreement to which these General Terms of Sale are attached as an exhibit, and any applicable Pulp Sales Contract entered into pursuant thereto, and if such is impossible, that provision shall fail by itself without invalidating any of the remaining provisions not otherwise invalid or illegal.

*** NOTICE: Any notice shall be sufficiently given when duly mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to Seller at 4470 Savannah Highway, P.O.Box 2070, Jesup, Georgia 31598, U.S.A., Attention: Vice President, Pulp Marketing, and to Buyer at its address appearing in the Agreement to which these General Terms are attached as an exhibit, or to such other address for either party as that party may by proper notice designate.

***GOVERNING LAWS: ***

*** COMPLIANCE WITH FEDERAL LAW: When producing in the United States of America the products deliverable under the Agreement to which these General Terms of Sale are attached as an exhibit and any Pulp Sale Contract entered into pursuant thereto, the Seller shall comply with the Fair Labor Standard Act of 1938, as amended, and Title VII of the Civil Rights Act of 1964, as amended.

*** DELAY NO CAUSE FOR REFUSAL: Notwithstanding anything contained herein, in the event of a carrier or vessel being delayed in arriving at Buyer’s location to which the Cellulose is being shipped or to any foreign Port of Entry, through no fault of Seller, beyond the estimated time of arrival (ETA), such delay shall not by itself constitute a cause for refusal of the shipment by the Buyer.